[SHIP]
                            [THE VANGUARD GROUP LOGO]

                   VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS

                   VANGUARD EMERGING MARKETS STOCK INDEX FUND

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 28, 2000

The Fund's benchmark index--the Select Emerging Markets Free Index--has updated its country composition. Effective May 31, 2000, Singapore and Hong Kong have been removed from the Index, and South Korea has been added. South Korea's representation within the Index is roughly equivalent to the prior representation of Singapore and Hong Kong combined. As a result, there have been no material changes to the relative weightings of other countries within the Index.

(C)2000 The Vanguard Group, Inc. All rights reserved.               PS72N 062000
Vanguard Marketing Corporation, Distributor.


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June 9, 2000


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re: Vanguard International Equity Index Funds (the "Trust")
        File No. 33-32548

Commissioners:

Pursuant to Rule 497(c) under the Securities Act of 1933, we hereby file a Prospectus Supplement for the Vanguard International Equity Index Funds-Emerging Markets Stock Index Fund, to be placed in use on June 12, 2000.

Very truly yours,



Suzanne B. Barton
Principal and Associate Counsel